Exhibit 99.1

630 Las Galllinas Ave
San Rafael, CA 94903
(415) 526-6400

For Immediate Release
October 18, 2006

Contact:	Mark Garwood
President / CEO
Epic Bancorp
415-526-6400

Epic Bancorp Announces Quarterly Earnings

San Rafael, CA, October 18, 2006--Epic Bancorp (the “Company”) (NASDAQ:EPIK), the parent company for Tamalpais Bank and Epic Wealth Management, today reported net income for the quarter ended September 30, 2006 of $1,052,000, or $0.28 per diluted share, compared with net earnings of $1,096,000, or $0.29 per diluted share for the same quarter in 2005.

Excluding the effect of Statement of Financial Accounting Standard No. 123R (SFAS 123R) implemented on January 1, 2006, which requires the Company to record stock options as compensation expense, net income for the quarter ended September 30, 2006 would have been $1,162,000, or $0.31 per diluted share.

Net income for the nine months ended September 30, 2006 of $2,853,000, or $0.77 per diluted share, compared with net earnings of $3,156,000, or $0.83 per diluted share, for the same period in 2005.  Excluding the effect of Statement of Financial Accounting Standard No. 123R (SFAS 123R) net income for the nine months ended September 30, 2006 would have been $3,162,000, or $0.84 per diluted share.

The total assets of the Company increased to an all time high of $508.8 million as of September 30, 2006, up $47.0 million (10 percent) from $461.8 million as of December 31, 2005.  During the first nine months of 2006 net loans receivable increased by 9 percent to $418.0 million, deposits increased 14 percent to $357.9 million, investment securities increased 6 percent to $46.5 million, and stockholders’ equity increased 11 percent to $29.8 million from December 31, 2005.

The Company’s net interest income before its provision for loan losses was $4,379,000 in the third quarter of 2006, compared to $4,358,000 in the same period in 2005.  The Company’s net interest income before its provision for loan losses for the nine months ended September 30, 2006 was $13,219,000, compared to $12,716,000 in the same period in 2005.  The increases in net interest income are primarily attributable to an increased earning asset base, partially offset by a narrowing net interest margin.

Epic Bancorp
Press Release
October 18, 2006

Noninterest income in the third quarter of 2006 was $558,000, compared to $306,000 in the same period in 2005.  Noninterest income for the nine months ended September 30, 2006 was $1,691,000, compared to $1,073,000 for the same period in 2005.  The significant increase in noninterest income for the quarter and year-to-date was primarily due to the increased volume of Small Business Administration (SBA) loans sold and increased loan servicing fee income.

Total noninterest expense in the third quarter of 2005 was $3,294,000, compared to $2,888,000 for the same period in 2005.  Total noninterest expense for the nine months ended September 30, 2006 was $9,918,000, compared to $8,036,000 for the same period in 2005.  Third quarter and year-to-date expenses included stock options expenses of $110,000 and $309,000, respectively.  Comparable periods of 2005 did not reflect such expenses.

Other increases in noninterest expenses for the third quarter and year-to-date were primarily due to increased personnel costs in 2006 over the same periods in 2005.  New staff was added in Tamalpais Bank’s SBA lending department and retail branches, and in Company-wide support functions.  The Company has invested significant resources in business development, enhanced information technology, the operations of Epic Wealth Management, and other infrastructure investments to position the Company for continued growth.

“We continue to operate in a difficult banking environment as the effects of the 17 consecutive ¼ point increases in interest rates by the Federal Reserve since June 2004 have caused an inverted yield curve and a narrowing of our net interest margin, as well as a decrease in loan demand,” said Mark Garwood, Epic Bancorp President and CEO.

“Nevertheless, we continue to expand strategically and have been particularly pleased with the growth of our Small Business Lending division.  With a growing team of seasoned small business and real estate lending professionals we have originated a greater percentage of loans through our network of retail banking centers and loan production offices.”

“By focusing more of our lending efforts on small businesses, we are also producing  more opportunities to leverage Epic Wealth Management to strengthen our relationships with these customers and their families while better servicing their needs,” he said.

“We have completed the majority of our infrastructure investments and expect improved efficiencies in the coming periods, although we still face significant competition for core deposits due to increased local competition, the growth of non-traditional banking investment alternatives and the complex interest rate environment.”

“Our asset quality has remained exceptionally strong, with no non-performing loans as of quarter end and no loan losses for more than nine years.  We remain focused on our strategic plan to increase shareholder value by strengthening customer relationships and providing superior customer service,” he said  “We are confident about our

Epic Bancorp
Press Release
October 18, 2006

prospects and look forward to continued success in the future as the in place elements of our strategic plan continue to produce increased access to customers.”

About Epic Bancorp

Epic Bancorp (www.epicbancorp.com) based in San Rafael, CA, is the holding company of Tamalpais Bank and Epic Wealth Management. The Company had $509 million in assets and $358 million in deposits as of September 30, 2006.  Shares of the Company’s common stock are traded on the NASDAQ Capital Market System under the symbol EPIK. For additional information, please contact Mark Garwood at 415-526-6400.

About Tamalpais Bank

Tamalpais Bank, a wholly owned subsidiary of Epic Bancorp, operates seven branches in Marin County.  Tamalpais also has two loan production offices (in Sacramento and in Santa Rosa).  The branches are located in Corte Madera, Greenbrae, Mill Valley, San Anselmo, San Rafael, Terra Linda, and Tiburon/Belvedere.

About Epic Wealth Management

Epic Wealth Management specializes in helping clients of Tamalpais Bank and other high net worth families reach their lifetime financial goals through a collaborative, comprehensive and education-oriented approach to investment management. Epic Wealth Management is located at 851 Irwin Street in San Rafael. For additional information about Epic Wealth Management, please call 415-526-4300.

This news release contains forward-looking statements with respect to the financial condition, results of operation and business of Epic Bancorp and its subsidiaries. These include, but are not limited to, statements that relate to or are dependent on estimates or assumptions relating to the prospects of loan growth, credit quality, changes in securities or financial markets, and certain operating efficiencies resulting from the operations of Tamalpais Bank and Epic Wealth Management . These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) competitive pressure among financial services companies increases significantly; (2) changes in the interest rate environment reduce interest margins; (3) general economic conditions, internationally, nationally or in the State of California are less favorable than expected; (4) legislation or regulatory requirements or changes adversely affect the businesses in which the consolidated organization is or will be engaged;(5) the ability to satisfy the requirements of the Sarbanes-Oxley Act and other regulations governing internal controls; (6) volatility or significant changes in the equity and bond markets which can affect overall growth and profitability or our wealth management business ;and  (7)other risks detailed in the Epic Bancorp filings with the Securities and Exchange Commission. When relying on forward-looking statements to make decisions with respect to Epic Bancorp, investors and others are cautioned to consider these and other risks and uncertainties.  Epic Bancorp disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Epic Bancorp
Press Release
October 18, 2006

EPIC BANCORP AND SUBSIDIARIES
Consolidated Balance Sheets

	September 30, 2006	December 31, 2005	$ Change	% Change

	(unaudited)
Assets
Cash and cash equivalents:
Cash and due from banks	$5,016,255	$10,566,026	$(5,549,771)	-52.5%
Federal funds sold	17,283,075	5,535,817	11,747,258	212.2%
Investment in Money Market Fund	—	20	(20)	-100.0%

Total Cash and Cash Equivalents	22,299,330	16,101,863	6,197,467	38.5%
Interest-bearing time deposits in other financial institutions	975,933	942,964	32,969	3.5%
Investment securities
Available-for-sale	23,693,573	15,117,507	8,576,066	56.7%
Held-to-maturity, at cost	22,772,143	28,844,341	(6,072,198)	-21.1%
Federal Home Loan Bank restricted stock, at cost	6,081,300	6,197,600	(116,300)	-1.9%
Pacific Coast Banker’s Bank restricted stock, at cost	50,000	50,000	—	0.0%
Loans receivable	422,678,070	386,656,568	36,021,502	9.3%
Less: Allowance for loan losses	(4,633,434)	(4,232,124)	(401,310)	9.5%

	418,044,636	382,424,444	35,620,192	9.3%
Bank premises and equipment, net	5,336,060	4,706,098	629,962	13.4%
Accrued interest receivable	3,172,824	2,645,271	527,553	19.9%
Other assets	6,420,790	4,808,780	1,612,010	33.5%

Total Assets	$508,846,589	$461,838,868	$47,007,721	10.2%

Liabilities and Stockholders’ Equity
Liabilities
Deposits
Noninterest-bearing deposits	$19,052,109	$17,309,740	$1,742,369	10.1%
Interest-bearing checking deposits	7,898,762	7,519,133	379,629	5.0%
Money market and saving deposits	148,570,344	148,372,182	198,162	0.1%
Certificates of deposit greater than or equal to $100,000	125,621,215	58,855,694	66,765,521	113.4%
Certificates of deposit less than $100,000	56,713,001	81,342,670	(24,629,669)	-30.3%

Total Deposits	357,855,431	313,399,419	44,456,012	14.2%
Federal Home Loan Bank Advances	104,593,473	107,812,052	(3,218,579)	-3.0%
Junior Subordinated Debentures	13,403,000	10,310,000	3,093,000	30.0%
Accrued interest payable and other liabilities	3,152,591	3,472,319	(319,728)	-9.2%

Total Liabilities	479,004,495	434,993,790	44,010,704	10.1%

Commitment and Contingencies	—	—	—	0.0%
Stockholders’ Equity
Common stock, no par value; 10,000,000 shares authorized; 3,701,731 and 3,679,663 shares issued and outstanding at September 30, 2006 and December 31, 2005, respectively	10,384,816	10,207,688	177,128	1.7%
Paid-In-Capital	308,975	—	—	N/A
Retained earnings	19,309,137	16,899,835	2,409,302	14.3%
Accumulated other comprehensive income/loss	(160,834)	(262,445)	101,611	-38.7%

Total Stockholders’ Equity	29,842,094	26,845,078	2,997,016	11.2%

Total Liabilities and Stockholders’ Equity	$508,846,589	$461,838,868	$47,007,721	10.2%

Epic Bancorp
Press Release
October 18, 2006

EPIC BANCORP AND SUBSIDIARIES
Consolidated Statements of Income
For the Periods Ended September 30, 2006 and 2005

	Three Months Ended September 30,		Nine Months Ended September 30,

	2006	2005	2006	2005

	(Unaudited)		(Unaudited)
Interest Income
Interest and fees on loans	$8,677,032	$6,890,005	$24,353,710	$19,294,436
Interest on investment securities	502,304	422,048	1,388,988	1,406,740
Interest on Federal funds sold	88,228	21,953	200,620	58,197
Interest on other investments	64,407	74,354	221,579	212,690
Interest on deposits in other financial institutions	11,239	10,819	32,969	31,929

Total Interest Income	9,343,210	7,419,179	26,197,866	21,003,992

Interest Expense
Interest expense on deposits	3,645,503	2,095,641	9,444,824	5,304,869
Interest expense on borrowed funds	1,015,995	772,729	2,785,183	2,445,013
Interest expense on Junior Subordinated Debentures	302,477	193,003	748,857	537,920

Total Interest Expense	4,963,975	3,061,373	12,978,864	8,287,802

Net Interest Income Before Provision for Loan Losses	4,379,235	4,357,806	13,219,002	12,716,190
Provision for Loan Losses	(68,798)	46,000	401,309	604,567

Net Interest Income After Provision for Loan Losses	4,448,033	4,311,806	12,817,693	12,111,623

Noninterest Income
Gain on sale of loans, net	213,359	121,095	743,666	362,708
Loss on sale of securities, net	—	—	(1,820)	—
Loan servicing	43,785	1,828	108,980	39,290
Other income	300,904	182,882	840,446	670,798

Total Noninterest Income	558,048	305,805	1,691,272	1,072,796

Noninterest Expenses
Salaries and benefits	1,923,518	1,663,103	6,091,192	4,467,868
Occupancy	361,384	236,910	1,057,916	847,882
Advertising	84,965	121,500	292,037	291,387
Professional	121,814	180,344	292,819	393,609
Data processing	104,053	226,633	300,090	494,252
Equipment and depreciation	219,984	210,723	604,574	382,509
Other administrative	478,638	248,859	1,279,175	1,158,225

Total Noninterest Expense	3,294,356	2,888,072	9,917,803	8,035,732

Income Before Income Taxes	1,711,725	1,729,539	4,591,162	5,148,687
Provision for Income Taxes	659,632	633,300	1,738,216	1,992,300

Net Income	$1,052,093	$1,096,239	$2,852,946	$3,156,387

Earnings Per Share
Basic	$0.28	$0.30	$0.77	$0.86

Diluted	$0.28	$0.29	$0.77	$0.83

Epic Bancorp
Press Release
October 18, 2006

EPIC BANCORP AND SUBSIDIARIES
Selected Ratios and Other Data
Unaudited
(Dollars in Thousands Except Per Share Amounts)

	At or For the Three Months Ended September 30,		At or For the Nine Months Ended September 30,

	2006	2005	2006	2005

Profitability Ratios:
Return on average assets	0.84%	0.96%	0.79%	0.94%
Return on average equity	14.29%	16.98%	13.36%	16.99%
Net Interest Margin	3.57%	3.89%	3.75%	3.89%
Efficiency ratio	66.7%	61.9%	66.5%	58.3%
Other Information:
Average total assets	$498,569	$455,013	$483,270	$446,677
Average interest earning assets	$487,132	$444,560	$471,776	$436,981
Average equity	$29,443	$25,827	$28,479	$24,772
Average Basic Shares Outstanding	3,692,666	3,673,345	3,689,982	3,672,783
Average Diluted Shares Outstanding	3,694,961	3,817,166	3,694,042	3,782,636
Basic earnings per share	$0.28	$0.30	$0.77	$0.86
Diluted earnings per share	$0.28	$0.29	$0.77	$0.83

	At September 30, 2006	At December 31, 2005

Share Information:
Book value per share	$8.06	$7.30
Shares outstanding	3,701,731	3,679,663
Asset Quality Information:
Non-performing loans	$—	$393
Other real estate owned	—	—
Allowance for loan losses	$4,633	$3,600
Non-performing loans / total loans	0.00%	0.12%
Non-performing assets / total assets	0.00%	0.09%
Allowance for loan losses / loans outstanding	1.10%	1.09%
Allowance for loan losses / non-accrual loans	N/A	916.03%
Tamalpais Bank Capital Ratios:
Tier 1 leverage ratio	8.22%	7.73%
Tier 1 risk based capital ratio	9.59%	9.07%
Total risk based capital ratio	10.65%	10.38%

Epic Bancorp
Press release
October 18, 2006

EPIC BANCORP AND SUBSIDIARIES
Average Balance Sheets (Unaudited)

	For the Three Months Ended

	9/30/06			9/30/05

(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid

Assets
Investment securities - taxable (1)	$48,851	$502	4.08%	$50,827	$422	3.29%
Other investments	6,056	64	4.19%	6,540	74	4.49%
Interest bearing deposits in other financial institutions	1,317	12	3.61%	938	11	4.65%
Federal funds sold	6,955	88	5.02%	2,562	22	3.41%
Loans (2)	423,953	8,677	8.12%	383,693	6,890	7.12%

Total Interest Earning Assets	487,132	9,343	7.61%	444,560	7,419	6.62%
Allowance for loan losses	(4,658)			(4,206)
Cash and due from banks	4,823			5,724
Net premises, furniture and equipment	5,112			3,739
Other assets	6,160			5,196

Total Assets	$498,569			$455,013

Liabilities and Shareholders’ Equity
Interest bearing checking	$7,576	12	0.63%	$7,051	11	0.62%
Savings deposits (3)	151,753	1,612	4.21%	136,732	887	2.57%
Time deposits	171,185	2,022	4.69%	143,048	1,198	3.32%
Other borrowings	104,252	1,016	3.87%	111,542	772	2.75%
Junior Subordinated Debentures	13,403	302	8.94%	10,310	193	7.43%

Total Interest Bearing Liabilities	448,169	4,964	4.39%	408,683	3,061	2.97%
Noninterest deposits	18,061			17,886
Other liabilities	2,895			2,617

Total Liabilities	469,125			429,186
Shareholders’ Equity	29,443			25,827

Total Liabilities and Shareholders’ Equity	$498,568			$455,013

Net interest income		$4,379			$4,358

Net interest spread (4)			3.21%			3.65%
Net interest margin (5)			3.57%			3.89%

(1)	The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(2)	Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.

(3)	Savings deposits include Money Market accounts.

(4)	Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.

(5)	Net interest margin is the net yield on average interest earning assets.

Epic Bancorp
Press release
October 18, 2006

EPIC BANCORP AND SUBSIDIARIES
Average Balance Sheets (Unaudited)

	For the Nine Months Ended

	9/30/06			9/30/05

(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid

Assets
Investment securities - taxable (1)	$47,045	$1,389	3.95%	$55,828	$1,407	3.37%
Other investments	6,061	222	4.90%	6,519	213	4.37%
Interest bearing deposits in other financial institutions	1,187	33	3.72%	936	32	4.57%
Federal funds sold	5,633	200	4.75%	2,674	58	2.90%
Loans (2)	411,850	24,354	7.91%	371,024	19,294	6.95%

Total Interest Earning Assets	471,776	26,198	7.42%	436,981	21,004	6.43%
Allowance for loan losses	(4,485)			(4,017)
Cash and due from banks	5,248			5,623
Net premises, furniture and equipment	4,838			3,198
Other assets	5,893			4,892

Total Assets	$483,270			$446,677

Liabilities and Shareholders’ Equity
Interest bearing checking	$7,235	34	0.63%	$7,531	37	0.66%
Savings deposits (3)	157,709	4,551	3.86%	127,622	2,211	2.32%
Time deposits	151,789	4,860	4.28%	137,459	3,057	2.97%
Other borrowings	105,580	2,785	3.53%	120,720	2,445	2.71%
Junior Subordinated Debentures	11,524	749	8.69%	10,310	538	6.98%

Total Interest Bearing Liabilities	433,837	12,979	4.00%	403,642	8,288	2.75%
Noninterest deposits	17,761			15,610
Other liabilities	3,193			2,653

Total Liabilities	454,791			421,905
Shareholders’ Equity	28,479			24,772

Total Liabilities and Shareholders’ Equity	$483,270			$446,677

Net interest income		$13,219			$12,716

Net interest spread (4)			3.42%			3.68%
Net interest margin (5)			3.75%			3.89%

(1)	The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(2)	Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.

(3)	Savings deposits include Money Market accounts.

(4)	Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.

(5)	Net interest margin is the net yield on average interest earning assets.